SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 6, 2006

PACIFIC LAND AND COFFEE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

         0-30595

           33-0619256

(Commission File Number)

(IRS Employer Identification No.)

 1650 Ala Moana, Suite 507, Honolulu, Hawaii

 96815

(Address of principal executive offices)                                                                                                    (Zip Code)

Registrant's telephone number, including area code:  (808) 371-4266

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 101.

Entry into a Material Definitive Agreement.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On November 2, 2006, Alfred Coscina, a director, officer and shareholder, contributed 100% of his interest in Coscina Brothers Coffee, LLC to the Registrant. Mr. Coscina did not receive any item of value in return for the capital contribution. Coscina Brothers Coffee, LLC is the Registrant’s principal supplier and is in the same principal business as the Registrant.

Item 9.01 .Financial Statements and Exhibits.

(a)(b)

The required financial statements are filed herewith together with pro forma financial information.

(c)

Exhibits

2.Plan of acquisition, reorganization, arrangement, liquidation or succession.

2.2

Board Resolution accepting the assets as a contribution to capital. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  November 6, 2006

PACIFIC LAND AND COFFEE CORPORATION

By:

/s/ Dale G. Nielsen

Dale G. Nielsen

President

 COSCINA BROTHERS COFFEEE COMPANY

FINANCIAL STATEMENTS

DECEMBER 31, 2005

[WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM]

COSCINA BROTHERS COFFEE COMPANY

TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Coscina Brothers Coffee Company:

We have audited the accompanying balance sheet of Coscina Brothers Coffee Company (a limited liability company) as of December 31, 2005, and the related statements of operations, members’ deficit, and cash flows for the periods ended December 31, 2005 and 2004.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coscina Brothers Coffee Company as of December 31, 2005, and the results of its operations, members’ deficit, and cash flows for the periods ended December 31, 2005 and 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Coscina Brothers Coffee Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has accumulated losses and is still developing its planned principal operations.  These factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Mantyla McReynolds, LLC

Salt Lake City, Utah

March 31, 2006

See accompanying notes to financial statements

**Coscina Brothers Coffee Company**
**Statements of Operations and Members' Deficit**
**For the Periods Ended December 31, 2005 and 2004**

| | 2005 | 2004 |
|---|---|---|
| Revenues: | | |
| Sales | $ 359,870 | $ 301,199 |
| Total Revenues | 359,870 | 301,199 |
| Cost of Sales | 229,467 | 197,402 |
| Gross Profit | 130,403 | 103,797 |
| General & Administrative Expenses | 175,608 | 140,281 |
| Net Loss From Operations | (45,205) | (36,484) |
| Other Income (Expense): | | |
| Other Income | 455 | 2 |
| Interest Expense | (4,988) | (615) |
| Total Other Income (Expense) | (4,533) | (613) |
| Net Loss | $ (49,738) | $ (37,097) |
| Beginning Members' Equity | 6,948 | 49,087 |
| Contribution / (Draw) | 674 | (5,042) |
| Ending Members' Deficit | $ (42,116) | $ 6,948 |

See accompanying notes to financial statements

| | 2005 | 2004 |
|---|---|---|
| Cash Flows from Operating Activities | | |
| Net Loss | $ (49,738) | $ (37,097) |
| Adjustments to reconcile net loss to net cash provided by operating activities | | |
| Depreciation expense | 2,974 | - |
| (Increase) / decrease in accounts receivable | (2,649) | 2,455 |
| (Increase) / decrease in related party receivable | 35,159 | 5,769 |
| (Increase) / decrease in other assets | 1,401 | (1,287) |
| Increase / (decrease) in accounts payable | 11,428 | 8,650 |
| Increase / (decrease) in line of credit | 229 | 24,714 |
| Increase / (decrease) in deposit liability | - | (626) |
| Increase / (decrease) in sales tax payable | (50) | (28) |
| Net Cash provided by (used for) Operating Activities | (1,246) | 2,550 |
| | | |
| Cash Flow from Investing Activities: | | |
| Purchase of equipment | (63,057) | - |
| Net Cash used for Investing activities | (63,057) | - |
| | | |
| Cash Flow from Financing Activities: | | |
| Contribution / (draw) by member | 674 | (5,042) |
| Proceeds from note payable | 59,083 | - |
| Repayment of member loan | - | (2,800) |
| Net Cash provided by (used for) Financing activities | 59,757 | (7,842) |
| | | |
| Net Increase (Decrease) in Cash | (4,546) | (5,292) |
| | | |
| Beginning Cash Balance | 12,015 | 17,307 |
| | | |
| Ending Cash Balance | $ 7,469 | $ 12,015 |
| | | |
| Supplemental Disclosure of Cash Flow Information: | | |
| Cash paid during the year for interest | 4,988 | 615 |

See accompanying notes to financial statements

 COSCINA BROTHERS COFFEE COMPANY

Notes to Financial Statements

December 31, 2005

Note 1

Organization and Summary of Significant Accounting Policies

(a) Organization

Coscina Brothers Coffee Company (the Company) was organized under the laws of the State of Hawaii on January 12, 2001 and has a calendar year end of December 31st. The Company was organized for the purpose of selling coffee and coffee related products.

(b) Income Taxes

The Company is organized as a limited liability company. As such, the Company’s taxable income is reported by individual members. The member, as an owner of the Company, is to include his share of the Company’s profits and losses on his personal income tax return.  Therefore, no federal or state income taxes are payable by the Company.

(c) Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments with a maturity of three months or less to be cash equivalents.

(d) Use of Estimates in Preparation of Financial Statements

The preparation of financial statements in conformity with U. S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e) Advertising Costs

The Company expenses advertising costs as incurred.  For 2005 and 2004, the Company incurred $2,287 and $1,079, respectively.

(f) Revenue Recognition

The Company recognizes revenues in accordance with the Securities and Exchange Commission, Staff Accounting Bulletin (SAB) number 104, “Revenue Recognition.”  SAB 104 clarifies application of U. S. generally accepted accounting principles to revenue transactions.

Revenue on coffee and accessory sales is recognized as products are delivered to the customer or retailer.  That is, the arrangements of the sale are documented, the product is delivered to the customer or the retailer, the pricing becomes final, and collectibility is reasonably assured.

 COSCINA BROTHERS COFFEE COMPANY

Notes to Financial Statements

December 31, 2005

Note 1

Organization and Summary of Significant Accounting Policies [continued]

(f) Revenue Recognition [continued]

The Company records accounts receivable for sales which have been delivered but for which money has not been collected At December 31, 2005 the Company had an allowance for uncollectible accounts of $7,559. The allowance for doubtful accounts, which is based upon management’s evaluation of numerous factors, including a predictive analysis of the outcome of the current portfolio and prior credit loss experience, is deemed adequate to cover reasonably expected losses inherent in outstanding receivables. The Company charges off uncollectible accounts when management estimates no possibility of collecting the related receivable. The Company considers accounts receivable to be past due or delinquent based on contractual terms. For customer purchases paid in advance, the Company records a liability until products are shipped.  There was no outstanding unearned revenue from product sales as of December 31, 2005.

(g) Property and Equipment

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the useful lives of the related assets. Expenditures for maintenance and repairs are charged to expense as incurred.

(h) Recently Issued Accounting Standards

In February 2006, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments – an amendment of FASB Statements No. 133 and 140”. The statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. The Statement is effective for financial instruments acquired or issued after the beginning of the first fiscal year that begins after September 15, 2006. The Company is currently evaluating whether the Statement will have any impact on its financial statements.

In October 2005, the FASB issued Staff Position No. FAS 13-1, “Accounting for Rental Costs Incurred during a Construction Period”. This position addresses the accounting for rental costs associated with operating leases that are incurred during a construction period. Management believes that this position has no application to the Company.

COSCINA BROTHERS COFFEE COMPANY

Notes to Financial Statements

December 31, 2005

Note 1

Organization and Summary of Significant Accounting Policies [continued]

(h) Recently Issued Accounting Standards [continued]

In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (“SFAS No. 154”), which replaced Accounting Principles Board Opinion No. 20, Accounting Changes and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS No. 154 changes the requirements for the accounting for and reporting of a change in accounting principles. It requires retrospective application to prior periods’ financial statements of changes in accounting principles, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This statement is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.  The impact on the Company’s operations will depend on future accounting pronouncements or changes in accounting principles.

In March 2005, the FASB issued FASB Interpretation (“FIN”) No. 47, “Accounting for Conditional Asset Retirement Obligations.” FIN 47 clarifies that the term “Conditional Asset Retirement Obligation” as used in FASB Statement No. 143, “Accounting for Asset Retirement Obligation,” refers to a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement are conditional on a future event that may or may not be within the control of the entity. Accordingly, an entity is required to recognize a liability for the fair value of a Conditional Asset Retirement Obligation if the fair value of the liability can be reasonably estimated. FIN 47 is effective no later than the end of fiscal years ending after December 15, 2005. Management does not believe the adoption of FIN 47 will have a material affect on the Company’s financial position, results of operations or cash flows.

Note 2

Going Concern

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has limited financial resources and its operations during the period ended December 31, 2005 were unprofitable. These factors raise substantial doubt about its ability to continue as a going concern.

The Company is developing its operations for the sale of coffee. Further, efforts are being made to market the Company's business to potential consumers. If the Company is unsuccessful in these efforts and cannot attain sufficient coffee sales to permit profitable operations or if it cannot obtain a source of funding or investment, it may substantially curtail or terminate its operations.

COSCINA BROTHERS COFFEE COMPANY

Notes to Financial Statements

December 31, 2005

Note 3

Property and Equipment

Property and equipment is carried at cost and summarized as follows:

Total current year depreciation expense is $2,974. Of the $63,057 property & equipment account $60,557 has been capitalized under a capital lease discussed below. As of December 31, 2005 the total accumulated depreciation associated with the capital lease was $2,522.

Note 4

Long Term Debt

The Company has a capital lease due to a finance company with interest at 10% due in monthly installments of $1,289, through October 2010. This note is secured by the Company’s equipment.

Maturities of long-term debt are as follows:

Note 5

Related Party Transaction

During the years ended December 31, 2005 and 2004, the Company paid expenses on behalf of a related party. The related party has common management with the Company. As of December 31, 2005, the Company received full payments due from the related party.

COSCINA BROTHERS COFFEE COMPANY

Notes to Financial Statements

December 31, 2005

Note 6

Lease Obligation

The Company leases office space for operations. The office lease expires on January 31, 2007 with current monthly rent of $2,640. Office rent expense for the year ending December 31, 2005 and 2004 was $27,113 and $34,504, respectively. The following is a schedule by years of future minimum lease payments required by operating leases that have initial or remaining non-cancellable lease terms extending beyond December 31, 2005:

 Proforma Income Statement

Year Ended March 31, 2006

Pacific Land

Coscina

& Coffee

Brothers

Year Ended

Year Ended

Pro Forma

Pro Forma

03/31/2006

12/31/2005

Adjustments(1)

Total(2)

Sales

$

32,666

$

359,870

$

(27,170)

$

365,366

Cost of Sales

28,501

229,870

(27,170)

231,201

Gross Profit

3,865

130,403

(103)

134,165

General and

  administrative

11,173

175,608

--

191,285

Net loss from

  operations

(7,308)

(45,205)

    (103)

(57,120)

Other income/

  expense

(425)

(4,533)

--

(4,958)

Net loss

(7,733)

(49,738)

(103)

(62,078)

Net loss per

 share

$

(0.01)

$

--

$

--

$

(.01)

Weighted average

  shares

outstanding

10,000,000

--

--

10,000,000

 (1)Pro forma adjustments include $27,170 of sales from Coscina Brothers to Pacific Land and Coffee. During the periods presented Coscina Brothers was the principal supplier of Pacific Land and Coffee.

(2)Pacific Land and Coffee is a small business issuer and is providing this pro forma statement pursuant to S-B Item 310(d). The fiscal year ends of the two entities are different, being December 31 and March 31 for Coscina Brothers and Pacific Land and Coffee, respectively. Although Item 310(d) is silent as to whether the financial statements of the acquired entity need to be brought up to the Registrant’s fiscal year of March 31 for the purposes of preparing  pro forma operations data (in this case, by taking the results of operations for Coscina Brothers for the year ended December 31, 2005, subtracting therefrom the results for the quarter ended March 31, 2005 and adding the results for the quarter ended March 31, 2006), Regulation S-X Item 11-03(c)(3) provides that such adjustment of the acquired entity’s annual financials statements is only required if the difference in fiscal years is no more than 93 days. The difference between the fiscal years of the two entities is 90 days.

Pro Forma Balance Sheet

March 31, 2006

Pacific Land

Coscina

& Coffee

Brothers

Pro Forma

Pro Forma

Historical

Historical

Adjustments

Balances

Cash and cash

  equivalents

$

--

$

7,469

$

--

$

7,469

Accounts receivable,

  less allowance for

  doubtful accounts

2,032

11,787

--

13,189

Related party

  receivable

--

--

--

--

Total Current

  Assets

$

2,032

$

19,256

$

--

$

21,288

Equipment, net

--

60,083

--

60,083

Other Assets - deposits

--

3,668

--

3,668

Total Assets

$

2,032

$

83,007

$

--

$

85,039

Accounts payable

4,427

39,982

--

44,409

Cash overdraft

1,819

--

--

1,819

Bank line

--

24,943

--

24,943

Shareholder loans

9,379

--

--

9,379

Deposits

--

1,000

--

1,000

Current portion –

  Long term debt

--

10,007

--

10,007

Tax payable

140

--

Total Current

  Liabilities

15,765

75,047

--

41,812

Long term debt

--

49,076

--

49,076

Common Stock/

   Members Capital

10,000

(42,116)

42,116

10,000

Paid in Capital

  Deficiency

(6,020)

--

--

(6,020)

Retained deficit

(17,713)

--

(42,116)

(59,829)

Total Equity (deficit)

(13,733)

(42,116)

--

55,849

(1)  As of December 31, 2005